UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-31157	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2020, Innovative Solutions and Support LLC, a Pennsylvania limited liability company and a wholly-owned subsidiary of Innovative Solutions and Support, Inc. (together with its subsidiaries, the “Company”), entered into an unsecured loan in the aggregate principal amount of $1,203,900 (the “Loan”) with PNC Bank, National Association under the Paycheck Protection Program (the “PPP”) administered by the U.S. Small Business Administration. The PPP is part of the Coronavirus Aid, Relief, and Economic Security Act (together with applicable regulations, the “CARES Act”) passed by the U.S. federal government to provide economic relief to U.S. companies impacted by the coronavirus (“COVID-19”) pandemic. The Loan matures on April 17, 2022 and bears interest at a fixed rate of 1.00% per annum. The Loan is subject to customary events of default including the non-payment of principal or interest as and when due, which may result in, among other things, the acceleration of all Loan amounts outstanding.

Funds from the Loan may only be used for certain purposes, including payroll, benefits, rent and utilities, and a portion of the Loan used to pay certain costs may be forgivable, all as provided by the terms of the PPP and as determined in accordance with the provisions of the CARES Act. The Company will be obligated to repay any portion of the principal amount of the Loan that is not forgiven, together with interest accrued and accruing thereon at the rate set forth above, until such unforgiven portion is paid in full, and no assurances can be given that the Company will obtain forgiveness of the Loan in whole or in part.

The foregoing summary description of the terms and conditions of the Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the promissory note underlying the Loan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information with respect to the Loan in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Promissory Note, executed May 4, 2020, between Innovative Solutions and Support LLC and PNC Bank, National Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: May 7, 2020	By:	/s/ Relland M. Winand
Relland M. Winand
Chief Financial Officer